EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ John L. Bernbach
John L. Bernbach
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robin A. Bienfait, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Robin A. Bienfait
Robin A. Bienfait
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Andra S. Bolotin, Executive Vice President & Chief Financial Officer of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Andra S. Bolotin
Andra S. Bolotin
Executive Vice President & Chief Financial Officer
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcel R. Coutu, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Marcel R. Coutu
Marcel R. Coutu
Member, Board of Directors
Empower Life & Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ André R. Desmarais
André R. Desmarais
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais, Jr., a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Paul G. Desmarais, Jr.
Paul G. Desmarais, Jr.
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gary A. Doer, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Gary A. Doer
Gary A. Doer
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory J. Fleming, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Gregory J. Fleming
Gregory J. Fleming
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Claude Généreux, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Claude Généreux
Claude Généreux
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alain Louvel, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Alain Louvel
Alain Louvel
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paula B. Madoff, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Paula B. Madoff
Paula B. Madoff
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Mahon, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Paul A. Mahon
Paul A. Mahon
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Edmund F. Murphy III, President and Chief Executive Officer of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ R. Jeffrey Orr
R. Jeffrey Orr
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Reynolds, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Robert L. Reynolds
Robert L. Reynolds
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr.
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Jerome J. Selitto
Jerome J. Selitto
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory Tretiak a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Gregory Tretiak
Gregory Tretiak
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February 2023.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kara Roe, Chief Accounting Officer of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account - Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account - Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower Secure-Foundation Group Fixed Deferred Annuity Contract	333-
Empower Secure-Foundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.	333-

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2023.

/s/ Kara Roe
Kara Roe
Chief Accounting Officer
Empower Annuity Insurance Company of America